UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2018

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of Incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2018, HD Supply, Inc. (the “Company”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc., issued $750,000,000 in aggregate principal amount of its 5.375% Senior Notes due 2026 (the “Notes”) under an Indenture, dated as of October 11, 2018 (the “Indenture”), among the Company, certain subsidiaries of the Company as guarantors and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”).

Ranking; Guarantees

The Notes are unsecured senior indebtedness of the Company and rank:

•                  equal in right of payment with all of our existing and future senior indebtedness;

•                  senior in right of payment to all of our existing and future subordinated indebtedness;

•                  effectively subordinated to all of our existing and future secured indebtedness, including, without limitation, indebtedness under the Company’s senior credit facilities, to the extent of the value of the assets securing such indebtedness; and

•                  structurally subordinated to all indebtedness and other liabilities of our non-guarantor subsidiaries, including all of our foreign subsidiaries.

The Notes are guaranteed, on a senior unsecured basis, by each of our direct and indirect domestic wholly owned subsidiaries that is a borrower under our senior asset-based lending facility due 2022 or that guarantees our indebtedness under the Company’s senior credit facilities or certain capital markets securities with an aggregate principal amount outstanding in excess of $150.0 million, subject to certain exceptions. These guarantees are subject to release under specified circumstances.

The guarantee of each of the subsidiary guarantors is a senior unsecured obligation of that subsidiary guarantor and ranks:

•                  equal in right of payment with all existing and future senior indebtedness of that subsidiary guarantor;

•                  senior in right of payment to all existing and future subordinated indebtedness of such subsidiary guarantor;

•                  effectively subordinated to all existing and future secured indebtedness of that subsidiary guarantor, including, without limitation, indebtedness under the Company’s senior credit facilities, to the extent of the value of the assets owned by such subsidiary guarantor securing such indebtedness; and

•                  structurally subordinated to all indebtedness and other liabilities of any non-guarantor subsidiary of that subsidiary guarantor, including applicable foreign subsidiaries.

Redemption

Other than as described below, the Notes are not redeemable at the option of the Company prior to October 15, 2021. Thereafter, the Company may redeem all or any portion of the Notes, at once or over time. The Notes may be redeemed at the redemption prices set forth below, plus accrued and unpaid interest to but excluding the redemption date. The following prices are for Notes redeemed during the 12-month period commencing on October 15 of the years set forth below, and are expressed as percentages of principal amount:

Year	Redemption Price
2021	102.688
2022	101.344
2023 and thereafter	100.000

At any time prior to October 15, 2021, the Company may redeem, at its option, all or part of the Notes at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) the applicable premium effective as of the date of redemption, calculated in accordance with the Indenture, plus (iii) accrued and unpaid interest to but excluding the date of redemption.

In addition, at any time and from time to time, on or prior to October 15, 2021, the Company may redeem up to a maximum of 40% of the original aggregate principal amount of the Notes (calculated giving effect to any issuance of additional notes) with the proceeds of certain equity offerings at a redemption price equal to 105.375% of the principal amount thereof plus accrued and unpaid interest to but excluding the redemption date; provided, however, that after giving effect to any such redemption, at least 50% of the original aggregate principal amount of Notes remains outstanding.

Offer to Repurchase

If the Company experiences certain events that constitute a Change of Control Triggering Event (as defined in the Indenture),  each holder of Notes will have the right to require the Company to repurchase all or any part of that holder’s Notes (unless otherwise redeemed) at a price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest thereon, if any, to the Change of Control payment date.

Covenants

The Indenture contains covenants that, among other things, limit the ability of the Company and the ability of its restricted subsidiaries, as described in the Indenture, to: incur indebtedness at our non-guarantor subsidiaries; create liens securing indebtedness; engage in certain sale-and-leaseback transactions; and merge or consolidate.

Events of Default

The Indenture also provides for events of default, which, if any of them occurs (except for certain bankruptcy events), would permit or require the principal, premium, if any, interest and other monetary obligations on all the then outstanding Notes issued under the Indenture to be due and payable immediately.

Item 1.02.  Termination of a Material Definitive Agreement.

On October 1, 2018 (the “Redemption Notice Date”), the Company delivered a conditional notice of redemption (the “Redemption Notice”) relating to all of its then outstanding 5.75% Senior Notes due 2024 (the “Old Notes”), issued pursuant to the Indenture, dated as of April 11, 2016 (as supplemented, the “Old Notes Indenture”), among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Old Notes Trustee”). The Redemption Notice conditioned the redemption of the Old Notes upon the consummation of certain transactions, including the issuance of the Notes, which were consummated on October 11, 2018. On October 11, 2018 the Company irrevocably deposited with the Old Notes Trustee funds solely for the benefit of the holders of the Old Notes, cash in U.S. dollars in an amount as was sufficient to pay and discharge the entire aggregate principal amount of the Old Notes not theretofore cancelled or delivered to the Old Notes Trustee for cancellation (the “Remaining Notes”), for principal of, and premium and accrued interest on, the Remaining Notes to October 11, 2018, the date specified in the Notice of Redemption for redemption of the Remaining Notes. The Old Notes Trustee then entered into an Acknowledgment of Satisfaction, Discharge and Release, dated as of October 11, 2018, with respect to the Old Notes Indenture.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Indenture and the Notes is hereby incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

3